                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       INTERSCIENCE COMPUTER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                        INTERSCIENCE COMPUTER CORPORATION
                          600 Hampshire Road, Suite 105
                       Westlake Village, California 91361

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      To Be Held on Tuesday, April 11, 2000



        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Interscience Computer Corporation (the "Company") will be held at the principal executive offices of the Company, located at 600 Hampshire Road, Suite 105, Westlake Village, California, on Tuesday, April 11, 2000 at 10:00 a.m. P.S.T. for the following purposes, as more fully described in the attached Proxy Statement.

        1. To elect five members of the Board of Directors to serve until the next annual meeting of shareholders,

        2. To amend the Articles of Incorporation to change the name of the Company to CaminoSoft Corp.

        3. To amend the Articles of Incorporation to increase the authorized shares of Common Stock from 10,000,000 to 100,000,000.

        4.  To approve the Company's 2000 Option Plan; and

        5. To consider such other maters and transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not currently aware of any other business to come before the Annual Meeting.

        The Board of Directors has fixed the close of business on March 6, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

        Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

                                             By Order of the Board of Directors

                                             Stephen Crosson
                                             Secretary

March 7, 2000
Westlake Village, California

                        INTERSCIENCE COMPUTER CORPORATION
                          600 HAMPSHIRE ROAD, SUITE 105
                       WESTLAKE VILLAGE, CALIFORNIA 91361

                         ANNUAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT


                                  INTRODUCTION

        This Proxy Statement is furnished to the shareholders of Interscience Computer Corporation, a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company to be held on April 11, 2000 and any and all adjournments thereof (the "Annual Meeting").

        Shareholders of the Company will consider and vote upon the following proposals: (i) to elect five directors of the Company until the next annual meeting of shareholders; (ii) to amend the Articles of Incorporation to change the name of the Company to Camino Soft Corp.; (iii) to amend the Articles of Incorporation to increase the authorized number of shares from 10,000,000 to 100,000,000; (iv) to approve the Company's 2000 Stock Option Plan; and (v) to consider and transact such other business as may properly come before the Annual Meeting (collectively, the "Proposals").

        A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted in accordance with the recommendations of the Board of Directors, including a vote in favor of the Proposals, unless a contrary instruction is indicated on the Proxy, in which case the Proxy shall be voted in accordance with such instructions. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted for the Proposals. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THE PROXY CONFERS DISCRETIONARY AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

        Any proxy given may be revoked at any time prior to the exercise thereof by filing with Stephen Crosson, Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such shareholder so desires.

        It is contemplated that the solicitation of proxies will be made primarily by mail. Should it however appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the shares and will reimburse them for their expense in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about March 17, 2000.

                                VOTING SECURITIES

        Only holders of record of the Company's voting securities at the close of business on March 6, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of February 28, 2000, the Company has issued and outstanding the following securities, the holders of which are entitled to vote at the Annual Meeting: 5,954,556 shares of the Company's Common Stock ("Common Stock"). Each share of Common Stock that was issued and outstanding on the Record Date is entitled to one vote at the Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes entitled to be cast by all shareholders will constitute a quorum for the transaction of business at the Annual Meeting.

        Shareholders may cumulate their votes with respect to the election of directors of the Company if one or more shareholders gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes for a nominated director. A shareholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or by distributing his votes on the same principal among as many candidates as he sees fit. If a proxy is marked "FOR" the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors.

                        PROPOSAL 1. ELECTION OF DIRECTORS

        At the Annual Meeting, five directors, who will constitute the entire Board of Directors, are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. All nominees have consented to being named herein and have agreed to serve if elected. The names of such nominees are as follows:

                             Kyo Paul Jhin
                             Robert Pearson
                             Walter Kornbluh
                             Norman Baker
                             Steven Spector

        Management proxies will be voted FOR the election of all of the above named nominees unless the shareholders indicate that the proxy shall not be voted for all or any one of the nominees. If cumulative voting is utilized, the proxy holders intend to distribute the votes represented by each proxy, unless such authority is withheld, among the five nominees named, in such proportion as they see fit. Nominees receiving the highest number of affirmative votes cast, up to the number of directors to be elected, will be elected as directors. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

                             PROPOSAL 2. NAME CHANGE

        The Board of Directors has proposed an amendment to the Articles of Incorporation (the "Name Amendment") and directed that the Name Amendment be submitted to the shareholders for approval. The Name Amendment would change the Company's corporate name to "CaminoSoft Corp."

        In the judgment of the Board of Directors, the change of the Company's corporate name is desirable in view of the significant change in the character and strategic focus of the business of the Company resulting from the recent acquisition of the assets of Camino Software Systems, Inc. and the sale of the Company's fusing agent business. The name change will reflect the fact that the Company's business plan and principal focus is the now development and marketing of software systems for data storage and management.

        If approved by the shareholders as hereinafter provided, the Name Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of California, which will occur as soon as reasonably practicable following such approval. The approval of the Name Amendment requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote. Any shares not voted on the Name Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Name Amendment.

        The Board of Directors recommends a vote "FOR" approval of the Name Amendment.

                   PROPOSAL 3. AMENDMENT TO AUTHORIZED SHARES

        The Board of Directors has proposed an amendment to the Articles of Incorporation, as amended, (the "Authorized Shares Amendment") and directed that the Authorized Shares Amendment be submitted to the shareholders for approval. The Amendment would increase the number of authorized shares of the Company Common Stock from 10,000,000 to 100,000,000.

        At February 28, 2000, there were 5,954,556 shares of Company Common Stock outstanding, and an additional 1,666,500 shares reserved for issuance pursuant to the exercise of stock options and warrants.

        The Board of Directors has deemed it advisable and in the best interests of the Company to amend the Articles of Incorporation, as amended, to increase the authorized number of shares of Company Common Stock to 100,000,000. The purpose of such increase is to place the Company in a position where it will continue to have a sufficient number of shares of authorized and unissued Company Common Stock which can be issued for or in connection with such corporate purposes as may, from time to time, be considered advisable by the Board of Directors.

Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special shareholders meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, (c) the issuance of Company Common Stock upon exercise of options granted under the Company's stock option plan or in connection with other employee benefit plans,
(d) the issuance of Company Common Stock upon the conversion of any preferred stock, the exercise of warrants or the conversion of other securities convertible into Company Common Stock which may be outstanding from time to time, and (e) issuance in connection with an offering to raise capital for the Company.

        The authorized shares of Common Stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the shareholders, except as may be required by the Articles of Incorporation, as amended, and applicable laws and regulations. Any future issuance of shares will be subject to the rights of holders of shares of any then outstanding preferred stock.

        The Authorized Shares Amendment, if adopted, may have the result of making it more difficult for any persons or group of persons, other than the current principal shareholders and management, to acquire control of the Company by expanding the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control. Although the Authorized Shares Amendment might have such effect, the Authorized Shares Amendment has been proposed by the Board of Directors for the reasons set forth above and not for anti-takeover reasons. The Company is not aware of any present effort to accumulate shares of Company Common Stock or to attempt to change control of the Company. The Company has no present plans to issue additional shares of Company Common Stock either to the current principal shareholders, the directors, the executive officers or any other person or entity except under the Company's stock option plan, pursuant to the conversion or exercise of outstanding convertible securities or pursuant to a private placement for up to 1,650,000 shares of Company Common Stock currently being completed.

        If approved by the shareholders as hereinafter provided, the Authorized Shares Amendment will become effective upon the filing of a certificate of amendment relating thereto with the Secretary of State of California, which will occur as soon as reasonably practicable following such approval. The approval of the Authorized Shares Amendment requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Each outstanding share of Company Common Stock is entitled to one vote. Any shares not voted on the Authorized Shares Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Authorized Shares Amendment.

        The Board of Directors recommends a vote "FOR" approval of the Authorized Shares Amendment.

                       PROPOSAL 4. 2000 STOCK OPTION PLAN

        Effective December 8, 1999 , the Board of Directors adopted the 2000 Stock Option Plan (the "Plan"), subject to shareholder approval.

        The following summary describes the material features of the Plan.

PURPOSE

        The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its affiliates through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance participants' and shareholder interests by providing incentives to the participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

COMMON STOCK AVAILABLE

        Subject to adjustment as described below, the maximum number of shares of Common Stock which may be awarded under the Plan may not exceed an aggregate of 1,400,000 shares over the life of the Plan. The Plan provides for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock thereunder and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, merger or similar event.

ELIGIBILITY

        Persons who are eligible to receive stock options granted under the Plan are those individuals and entities as the Stock Option Committee or such other committee appointed by the Board of Directors to administer the Plan (the "Committee") in its discretion determines should be awarded such incentives given the best interest of the Company.

ADMINISTRATION

        The authority to control and manage the operation and administration of the Plan is vested in the Committee appointed by the Board of Directors from time to time. Members of the Committee shall serve at the pleasure of the Board of Directors. The Committee may from time to time determine which officers, directors and key employees and consultants of the Company and its affiliates may be granted options under the Plan, the terms thereof (including, without limitation, determining whether the option is an incentive stock option ("ISO") and the times at which the option shall become exercisable), and the number of shares for which an option or options may be granted. If rights of the Company to repurchase stock are imposed, the Board of Directors or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares or forfeiture restrictions. The Board of Directors or the Committee has the sole authority, in its absolute discretion. to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee are binding on all option holders under the Plan.

GRANT AND EXERCISE OF OPTIONS

        All ISOs will have option exercise prices per option share not less than the fair market value of a share on the date the option is granted, except in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock in which case the price will be not less than 110% of such fair market value. The term of each option may not be more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock may not be more than five years.

        The vesting schedule for any option granted under the Plan, will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

        Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative. Neither the option nor any right to purchase stock may be transferred, assigned or pledged other than by will under the laws of descent and distribution.

        Payment of the purchase price is by cash or check, or, at the discretion of the Committee, by delivery of a promissory note or such other consideration as the Committee deems appropriate.

        The Committee may, in its discretion, assist any option holder in the exercise of options granted under the Plan, including the satisfaction of any tax arising therefrom by (i) authorizing the extension of loans from the Company, (ii) permitting the option holder to pay the exercise price in installments or (iii) authorizing a guaranty by the Company of a third party loan to the option holder.

AMENDMENT AND TERMINATION

        The Board of Directors may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board of Directors may deem advisable. Unless terminated by the Board of Directors earlier, the Plan shall terminate on the earlier of December 8, 2009.

        As of February 28, 2000, eleven individuals had been granted options for the purchase of 966,500 shares.

MARKET VALUE OF UNDERLYING SECURITIES

        On February 25, 2000 the closing bid price for the Company's Common Stock on the OTC Electronic Bulletin Board was $3.81.

FEDERAL INCOME TAX INFORMATION

        Under the terms of the Plan, options may be granted as either ISOs under
Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder or non-incentive stock options ("NSOs"). In general, an optionee does not recognize taxable income upon grant or exercise of an ISO and the Company is not entitled to any business expense deduction with respect thereto. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares is treated as an item of adjustment for purpose of calculating alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Code) from the date the ISO is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

        If the optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sales price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the optionee does not satisfy these ISO holding period requirements (a "Premature Disposition"), the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares prior to the satisfaction of the ISO holding period requirements, but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the option. Upon a Premature Disposition, the Company and its subsidiaries are allowed a business expense deduction to the extent the optionee recognizes ordinary income.

        In general, an optionee to whom a NSO is granted recognizes no income at the time of the grant of the option. Upon exercise of a NSO, an optionee recognizes ordinary income and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The Company's deduction is conditioned upon its reporting the taxable income amount.

        The foregoing summary of the Plan is subject to the provisions of the Plan which is included as Appendix A to this Proxy Statement.

        The approval of the Stock Option Plan Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. Each outstanding share of Company Common Stock is entitled to one vote. Consequently, any shares not voted on the Stock Option Plan Proposal (whether by abstention or broker non-votes) will have the same effect as votes against the Stock Option Plan Proposal.

        The Board of Directors recommends a vote "FOR" approval of the Stock Option Plan Proposal:

                        MEETINGS; ATTENDANCE; COMMITTEES

        During the fiscal year ended September 30, 1999, the Board of Directors of the Company met four times. No incumbent member who was a director during the past fiscal year attended fewer than 75% of the aggregate of all meetings of the Board of Directors. There were no separate committees set up by the Board of Directors.

                            MANAGEMENT OF THE COMPANY

        Set forth below is certain information with respect to the directors and executive officer of the Company.

NAME                               AGE     POSITION
----                               ---     --------
Kyo Paul Jhin                      66      Director
Norman Baker                       58      Director
Robert Pearson                     64      Director
Walter Kornbluh                    68      President, Chief Executive Officer
                                           and Chairman of the Board
Stephen Crosson                    40      Vice President of Operations,
                                           Secretary and Treasurer
Steven Spector                     53      Director

        Kyo Paul Jhin. Dr. Jhin is Director of the National Asian Pacific Center on Aging. He also served as Director of International Programs for the Korea/Vietnam Memorial National Education Center. He was Executive Assistant to the Secretary, Department of Veteran Affairs, Washington, D.C., from 1990 to 1993. Dr. Jhin was elected to the Company's board in September 1999.

        Norman Baker. Mr. Baker, a U.K. national, joined the Company in January 1994 as Managing Director of Interscience Computer Corporation-PLC. Mr. Baker has for the past fifteen years been a director and associate of N.B. Direct Mail Ltd., a U.K. domiciled direct marketing, research and mailing operation. Mr. Baker was elected to the Company's board in March 1995.

        Robert Pearson. Mr. Pearson has been associated with Renaissance Capital since April 1994. Presently, Mr. Pearson serves as a Senior Vice President, Director of Corporate Finance of Renaissance Capital. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds directorships in the following companies: Poore Brothers, Inc., which manufactures and distributes snack food products, and Tava Technologies, a provider of systems integration and information technology. Mr. Pearson was elected to the Company's board in 1997.

        Walter Kornbluh. Mr. Kornbluh joined the Company in May 1997 as President. Mr. Kornbluh is a Certified Public Accountant. For the past 10 years, he has been the President and majority owner of Workout Specialist, Inc., a firm that specializes in assisting companies with financial problems. He spent 17 years as President of Marathon Office Supply, Inc., which distributes office supplies and is a public company whose stock was listed on the American Stock Exchange. Mr. Kornbluh was elected to the Company's Board of Directors in 1997.

         Stephen Crosson. Mr. Crosson joined the Company in 1985 as Manager of accounting, government contracts and logistics. In September 1989, he left the Company to work for First Interstate Bank as a Financial Analysis Officer until March 1992. Mr. Crosson rejoined the Company and became Director of Operations in March 1992. In April 1995, Mr. Crosson became Vice President of Operations. In 1997, Mr. Crosson became Secretary and in April 1998, Mr. Crosson became Treasurer of the Company.

        Steven Spector. Mr. Spector became Director in February 2000. Since 1971, Mr. Spector has practiced finance, banking and corporate reorganization law, most recently as a partner in the Los Angeles Office of McDermott, Will & Emery. In addition to practicing law, Mr. Spector is a partner in the investment group of LBS Investments, LLC, a trustee of The Joseph B. Gould Charitable Foundation and a Director Nominee of Thermatrix, Inc., a public company whose stock is listed on the OTC Bulletin Board. Mr. Spector has lectured and taught extensively in his legal specialties of finance, banking and corporate reorganization.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

        Directors do not receive any annual compensation. Each outside director receives $1,000 for each meeting attended and reimbursement for out-of-pocket expenses for attending meetings. During the current fiscal year, three outside directors were issued options to purchase 50,000 shares of common stock each at $1.00 per share. The options are exercisable during a three year period commencing August 21, 1998.

EXECUTIVE COMPENSATION

        The following table sets forth the compensation paid by the Company for its fiscal years ended September 30, 1997, 1998 and 1999 to all executive officer (the "Named Executive Officers") who earned in excess of $100,000 for the fiscal year ended September 30, 1999.


                             ANNUAL COMPENSATION(1)


                                       FISCAL YEAR
                                         ENDED                                           ALL OTHER
NAME AND PRINCIPAL POSITION           SEPTEMBER 30,         SALARY          BONUS       COMPENSATION

Walter Kornbluh                             1999           $150,000              --              --
President, Chief Executive Officer,         1998           $150,000              --              --
and Chairman of The Board                   1997  (1)            --              --              --
Stephen Crosson                             1999           $120,000              --              --
Vice President of Operations                1998           $ 97,083              --              --
Secretary and Treasurer                     1997           $ 95,000              --              --

(1)  Mr. Kornbluh joined the Company in May 1997.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

        All existing employment agreements were canceled pursuant to the Company's Plan of Reorganization (the "Plan") which become effective on April 20, 1998. Pursuant to the Plan, Renaissance Capital Corporation ("RCC") exchanged its preferred stock (Series A and Series B Cumulative Convertible Preferred Stock) into 1,750,000 shares of Common Stock. RCC was also granted warrants to purchase 500,000 shares of Common Stock at $1.00 per share and 250,000 shares at $.50 per share. The management agreement with RCC was also canceled and all back fees were paid. On February 3, 2000, RCC exercised its warrant for 250,000 shares.

OPTION GRANTS AND EXERCISES

        Through September 30, 1999, none of the Named Executive Officers were granted options by the Company.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 28, 2000 by
(i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors;
(iii) the named Executive Officers; and (iv) the executive officers and directors of the Company as a group:

                                                                 COMMON STOCK (1)
                                                          --------------------------------
                                                          NUMBER OF         PERCENTAGE OF
            NAME AND ADDRESS (2)                           SHARES          OUTSTANDING (3)
            --------------------                          ---------        ---------------
Frank J. LaChapelle (4) ..........................          835,000                14.0
Kyo Paul Jhin ....................................          166,696                 2.7
Robert Pearson (5) ...............................               --                  --
Norman Baker .....................................           85,000(6)              1.4
Walter Kornbluh ..................................        1,200,000(7)            17.27
Steven Spector ...................................               --                  --
Stephen Crosson ..................................          758,800(8)            11.40
Renaissance Capital Growth & Income
Fund III, Inc. ...................................        2,250,000(9)             34.8
  8080 N. Central Expressway, Suite 210
  Dallas, Texas 75206
All executive officers and directors
  as a group (6 persons) .........................        2,210,496               28.70

(1) As used herein, the term beneficial ownership is defined by Rule 13d.3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power and/or sole or shared investment power subject to community property laws where applicable.

(2) The address of each person is c/o the Company at 600 Hampshire Road, Suite 105 Westlake Village, California 91361

(3)     Based on 5,954,556 shares of Common Stock outstanding as of February 28,
        2000

(4) All shares are held in the LaChapelle Family Trust with respect to which Mr. LaChapelle exercises voting and investment power.

(5) Does not include any shares owned by RCC. Mr. Pearson is an executive officer of RCC.

(6) Includes three year options to purchase 50,000 shares of Common Stock of the Company at $1.00 per share.

(7) Includes currently exercisable options to purchase (a) 300,000 shares from RCC at $2.00 per share; (b) 120,000 shares from Frank LaChapelle at $3.00 per share; (c) 112,200 shares from La Jolla Cove Investors at $1.80 per share; (d) 12,000 shares from the Company at $.56 per share;
        (e) 180,000 shares from the Company at $3.87 per share; (f) 90,000 shares from the Company at $5.00 per share; (g) 90,000 shares from the Company at $6.50 per share; and (h) 90,000 shares from the Company at $7.50 per share.

(8) Includes currently exercisable options to purchase (a) 200,000 shares from RCC at $2.00 per share; (b) 80,000 shares from Frank LaChapelle at $3.00 per share; (c) 74,800 shares from La Jolla Investors at $1.80 per share; (d) 48,000 shares from the Company at $.56 per share; (e) 120,000 shares from the Company at $3.87 per share; (f) 60,000 shares from the Company at $5.00 per share; (g) 60,000 shares from the Company at $6.50 per share; and (h) 60,000 shares from the Company at $7.50 per share.

(9) According to Schedule 13D, dated September 13, 1994, filed with the Commission, RCC is the investment advisor of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"). As a part of the Plan, the Fund exchanged all of its shares of Preferred Stock for 1,750,000 shares of Common Stock of the Company and three year warrants to purchase 500,000 shares of Common Stock at $1.00 per share. In August 1999, RCC lent the Company $500,000 and received a warrant to purchase 250,000 shares at $.50 per share. On February 3, 2000, RCC exercised its warrant to purchase the 250,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During the year ended September 30, 1999, the Company paid $75,000 to a firm owned by Walter Kornbluh, the President of the Company.

        On April 1, 1998, Interscience PLC, the Company's then subsidiary in the U.K. was sold to Mr. Norman Baker, a director of the Company. Payment for the acquisition included an initial $10,000 payment and a royalty agreement that calls for a charge of $10 per case to be paid for each case of fusing agent sold by PLC starting May, 1999. The Company and PLC continue to work on consumable distribution projects that involve both U.S. and European sales efforts. Mr. Baker remains a current member of the Company's Board of Directors.

        In August 1999, the Company borrowed $500,000 from RCC for 13 months with interest at 8% per annum and issued a warrant to Renaissance to purchase 250,000 shares at $.50 per share. On February 3, 2000, RCC exercised the warrant. On February 15, 2000, the Company repaid all principal and interest owed to RCC.

SUBMISSION OF SHAREHOLDER PROPOSALS

        Shareholders are advised that any shareholder proposal, including nominations to the Board of Directors, intended for consideration at the 2001 Annual Meeting must be received by the Company no later than January 15, 2001 to be included in the proxy materials for the 2000 Annual Meeting. It is recommended that shareholders submitting proposals direct them to

Stephen Crosson, Secretary of the Company, and utilize certified mail, return receipt requested in order to ensure timely delivery.

ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report to Shareholders for the fiscal year ended September 30, 1999 is being mailed to the shareholders concurrently herewith, but such Report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

OTHER MATTERS

        The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgement.

        SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors

                                  APPENDIX "A"

                        INTERSCIENCE COMPUTER CORPORATION

                             2000 STOCK OPTION PLAN


        1.     ESTABLISHMENT, PURPOSE AND DEFINITIONS.

               (a) The 2000 Stock Option Plan (the "Plan") of Interscience Computer Corporation, a Delaware corporation (the "Company"), is hereby adopted. The Plan shall provide for the issuance of incentive stock options ("ISOs") and nonqualified stock options ("NSOs") to purchase the Stock of the Company.

               (b) The purpose of this Plan is to promote the long-term success of the Company by attracting, motivating and retaining directors, officers and key employees and consultants of the Company and its Affiliates (the "Participants") through the use of competitive long-term incentives which are tied to shareholder value. The Plan seeks to balance Participants' and shareholder interests by providing incentives to the Participants in the form of stock options which offer rewards for achieving the long-term strategic and financial objectives of the Company.

               (c) The Plan is intended to provide a means whereby Participants may be given an opportunity to purchase shares of Stock of the Company pursuant to (i) options which may qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or (ii) NSOs which may not so qualify.

               (d) The term "Affiliates" as used in this Plan means, in the case of an ISO, parent or subsidiary corporations, as defined in Section 424(e) and
(f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan, and in all other cases, any entity which is controlled by or which controls the Company.

        2.     ADMINISTRATION OF THE PLAN.

               (a) The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Board") or such other committee appointed by the Board to administer the Plan (the "Committee") or in the absence of a Committee, by the Board acting in such capacity.

               (b) The Committee may from time to time determine which Participants (each an "option holder") shall be granted options under the Plan, the terms thereof (including without limitation determining whether the option is an ISO and the times at which the options shall become exercisable), and the number of shares of Common Stock for which an option or options may be granted.

               (c) If rights of the Company to repurchase Stock are imposed, the Board or the Committee may, in its sole discretion, accelerate, in whole or in part, the time for lapsing of any rights of the Company to repurchase shares of such Stock or forfeiture restrictions.

               (d) If rights of the Company to repurchase Stock are imposed, the certificates evidencing such shares of Stock awarded hereunder, although issued in the name of the option holder concerned, shall be held by the Company or a third party designated by the Committee in escrow subject to delivery to the option holder or to the Company at such times and in such amounts as shall be directed by the Board under the terms of this Plan. Share certificates representing Stock which is subject to repurchase rights shall have imprinted or typed thereon a legend or legends summarizing or referring to the repurchase rights.

               (e) The Board or the Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations, consistent with the provisions of the Plan, as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all option holders under the Plan.

        3.     STOCK SUBJECT TO THE PLAN.

               (a) "Stock" shall mean the Common Stock of the Company or such stock as may be changed as contemplated by Section 3(c) below. Stock shall include shares drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including without limitation shares repurchased by the Company in the open market.

               (b) Options may be granted under the Plan from time to time to eligible persons to purchase an aggregate of up to 1,400,000 shares of Stock. Stock options awarded pursuant to the Plan which are forfeited, terminated, surrendered or cancelled for any reason prior to exercise shall again become available for grants under the Plan (including any option cancelled in accordance with the cancellation regrant provisions of Section 6(f) herein).

               (c) If there shall be any change in the Stock subject to the Plan, including Stock subject to any option granted hereunder, through merger, consolidation, recapitalization, reorganization, reincorporation, stock split, reverse stock split, stock dividend, combination or reclassification of the Company's Stock or other similar events, an appropriate adjustment shall be made by the Committee in the number of shares and/or the option price with respect to any unexercised shares of Stock. Consistent with the foregoing, in the event that the outstanding Stock is changed into another class or series of capital stock of the Company, outstanding options to purchase Stock granted under the Plan shall become options to purchase such other class or series and the provisions of this Section 3(c) shall apply to such new class or series.

               (d) The Company may grant options under the Plan in substitution for options held by employees of another company who become employees of the Company as a result of merger or consolidation. The Company may direct that substitute options be granted on such terms and conditions as deemed appropriate by the Board or the Committee.

               (e) The aggregate number of shares of Stock approved by the Plan may not be exceeded without amending the Plan and obtaining shareholder approval within twelve months of such amendment.

        4.     ELIGIBILITY.

               (a) Persons who shall be eligible to receive stock options granted under the Plan shall be those Participants referred to in Section 1(b) above; provided, however, that (i) ISOs may only be granted to employees of the Company and its Affiliates and (ii) any person holding capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate shall not be eligible to receive ISOs unless the exercise price per share of Stock is at least 110% of the fair market value of the Stock on the date the option is granted.

        5.     EXERCISE PRICE FOR OPTIONS GRANTED UNDER THE PLAN.

               (a) All ISOs will have option exercise prices per option share equal to the fair market value of a share of the Stock on the date the option is granted, except that in the case of ISOs granted to any person possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate the price shall be not less than 110% of such fair market value. The option exercise prices per option for NSO's shall be as determined by the Committee. The price of ISOs or NSOs granted under the Plan shall be subject to adjustment to the extent provided in Section 3(c) above.

               (b) The fair market value on the date of grant shall be determined based upon the closing price on an exchange on that day or, if the Stock is not listed on an exchange, on the average of the closing bid and asked prices in the Over the Counter Market on that day.

        6.     TERMS AND CONDITIONS OF OPTIONS.

               (a) Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement (the "Option Agreement") executed by the Company and the person to whom such option is granted. The Option Agreement shall designate whether the option is an ISO or an NSO.

               (b) The term of each ISO and NSO shall be no more than 10 years, except that the term of each ISO issued to any person possessing more than 10% of the voting power of all classes of stock of the Company or any Affiliate shall be no more than 5 years.

               (c) In the case of ISOs, the aggregate fair market value (determined as of the time such option is granted) of the Stock to which ISOs are exercisable for the first time by any individual during any calendar year (under this Plan and any other plans of the Company or its Affiliates if any) shall not exceed the amount specified in Section 422(d) of the Internal Revenue Code, or any successor provision in effect at the time an ISO becomes exercisable.

               (d) The Option Agreement may contain such other terms, provisions and conditions regarding vesting, repurchase or other similar provisions as may be determined by the Committee and not inconsistent with this Plan. If an option, or any part thereof, is intended to qualify as an ISO, the Option Agreement shall contain those terms and conditions which the Committee determine are necessary to so qualify under Section 422 of the Internal Revenue Code.

               (e) The Committee shall have full power and authority to extend the period of time for which any option granted under the 2000 Option Plan is to remain exercisable following the option holder's cessation of service as an employee or consultant, including without limitation cessation as a result of death or disability; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

               (f) The Committee shall have full power and authority to effect at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options under the Plan covering the same or different numbers of shares of Stock with the same or different exercise prices.

               (g) As a condition to option grants under the Plan, the option holder agrees to grant the Company the repurchase rights as Company may at its option require and as may be set forth in the Option Agreement or a separate repurchase agreement.

               (h) Any option granted under the Plan may be subject to a vesting schedule as provided in the Option Agreement and, except as provided in this
Section 6 herein, only the vested portion of such option may be exercised at any time during the Option Period. All rights to exercise any option shall lapse and be of no further effect whatsoever immediately if the option holder's service as an employee is terminated for "Cause" (as hereinafter defined) or if the option holder voluntarily terminates the option holder's service as an employee. The unvested portion of the option will lapse and be of no further effect immediately upon any termination of employment of the option holder for any reason. In the remaining cases where the option holder's service as an employee is terminated or due to death, permanent disability, or is terminated by the Company (or its Affiliates) without Cause at any time, the vested portion of the option will extend for a period of three (3) months following the termination of employment and shall lapse and be of no further force or effect whatsoever only if it is not exercised before the end of such three (3) month period. There shall be "Cause" for termination as set forth in any applicable employment or consulting agreement or, in the absence of such agreement if (i) the option holder is convicted of a felony, (ii) the option holder engages in any fraudulent or other dishonest act to the detriment of the Company, (iii) the option holder fails to report for work on a regular basis, except for periods of authorized absence or bona fide illness, (iv) the option holder misappropriates trade secrets, customer lists or other proprietary information belonging to the

Company for the option holder's own benefit or for the benefit of a competitor,
(v) the option holder engages in any willful misconduct designed to harm the Company or its shareholders, or (vi) the option holder fails to perform properly assigned duties with a failure to cure after 20 days notice.

               (i) No fractional shares of Stock shall be issued under the Plan, whether by initial grants or any adjustments to the Plan.

        7.     USE OF PROCEEDS.

               (a) Cash proceeds realized from the sale of Stock under the Plan shall constitute general funds of the Company.

        8.     AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

               (a) The Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable provided that (i) such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the Stock is then listed, including any applicable requirement that the Plan or an amendment to the Plan be approved by the shareholders. The Plan shall terminate on the earlier of (i) ten (10) years from December 8, 1999 or (ii) the date on which no additional shares of Stock are available for issuance under the Plan.

               (b) No option may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the option holder's consent, alter or impair any rights or obligations under any option granted under the Plan.

               (c) The Committee, with the consent of affected option holders, shall have the authority to cancel any or all outstanding options under the Plan and grant new options having an exercise price which may be higher or lower than the exercise price of cancelled options.

        9.     ASSIGNABILITY OF OPTIONS AND RIGHTS.

               (a) Subject to Subparagraph (b), no Option issued under the Plan shall be assignable or transferable by an option holder other than by will or the laws of descent and distribution. An Option awarded to an option holder during such option holder's lifetime shall be exercisable only by an option holder or his or her guardian or legal representation.

               (b) Notwithstanding Subparagraph (a), in the case of an NSO, an option holder shall be permitted to transfer the Option to the option holder's spouse, adult lineal descendants, adult spouses of adult lineal descendants and trusts for the benefit of the option holder's minor or adult lineal descendants (a "Related Transferee") if the Option Agreement under which the Option is granted so specifies. If the Option is transferred to a Related Transferee pursuant to the preceding sentence, the Related Transferee shall, upon exercise of the Option, hold the Stock subject to all the provisions of the transferor's Option Agreement in the same manner as the transferor and shall execute and deliver to the Company such instruments as the Company shall require to evidence the same.

        10.    PAYMENT UPON EXERCISE.

               (a) Payment of the purchase price upon exercise of any option or right to purchase Stock granted under this Plan shall be made by giving the Company written notice of such exercise, specifying the number of such shares of Stock as to which the option is exercised. Such notice shall be accompanied by payment of an amount equal to the Option Price of such shares of Stock. Such payment may be (i) cash, (ii) by check drawn against sufficient funds, (iii) at the Committee's discretion, by delivery to the Company of the option holder's promissory note, (iv) such other consideration as the Committee, in its sole discretion, determines and is consistent with the Plan's purpose and applicable law, or (v) any combination of the foregoing. Any Stock used to exercise options to purchase Stock (including Stock withheld upon the exercise of an option to pay the purchase price of the shares of Stock as to which the option is exercised) shall be valued in accordance with procedures established by the Committee. Any promissory note used to exercise options to purchase Stock shall be a full recourse, interest-bearing obligation secured by Stock in the Company being purchased and containing such terms as the Committee shall determine. If a promissory note is used to exercise options the option holder agrees to execute such further documents as the Company may deem necessary or appropriate in connection with issuing the promissory note, perfecting a security interest in the stock purchased with the promissory note and any related terms the Company may propose. Such further documents may include, without limitation, a security agreement and an assignment separate from certificate. If accepted by the Committee in its discretion, such consideration also may be paid through a broker-dealer sale and remittance procedure pursuant to which the option holder
(I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Stock plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased Stock directly to such brokerage firm in order to complete the sale transaction.

        11.    WITHHOLDING TAXES.

               (a) Shares of Stock issued hereunder shall be delivered to an option holder only upon payment by such person to the Company of the amount of any withholding tax required by applicable federal, state, local or foreign law. The Company shall not be required to issue any Stock to an option holder until such obligations are satisfied.

               (b) The Committee may, under such terms and conditions as it deems appropriate, authorize an option holder to satisfy withholding tax obligations under this Section 11 by surrendering a portion of any Stock previously issued to the option holder or by electing to have the Company withhold shares of Stock from the Stock to be issued to the option holder, in each case having a fair market value equal to the amount of the withholding tax required to be withheld.

        12.    CORPORATE TRANSACTIONS.

               (a) For the purpose of this Section 12, a "Corporate Transaction" shall include any of the following shareholder-approved transactions to which the Company is a party:

                      (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation; or

                      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company.

               (b) Upon the occurrence of a Corporate Transaction, if the surviving corporation or the purchaser, as the case may be, does not assume the obligations of the Company under the Plan, then irrespective of the vesting provisions contained in individual option agreements, all outstanding options shall become immediately exercisable in full and each option holder will be afforded an opportunity to exercise their options prior to the consummation of the merger or sale transaction so that they can participate on a pro rata basis in the transaction based upon the number of shares of Stock purchased by them on exercise of options if they so desire. To the extent that the Plan is unaffected and assumed by the successor corporation or its parent company a Corporate Transaction will have no effect on outstanding options and the options shall continue in effect according to their terms.

               (c) Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in connection with the consummation of such Corporate Transaction had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under this Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

               (d) The grant of options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        13.    LOANS OR GUARANTEE OF LOANS.

               (a) The Committee may, in its discretion, assist any option holder in the exercise of options granted under this Plan, including the satisfaction of any income and employment tax obligations arising therefrom by
(i) authorizing the extension of a loan from the Company to such option holder,
(ii) permitting the option holder to pay the exercise price for the Stock in installments over a period of years or (iii) authorizing a guarantee by the Company of a third party loan to the option holder. The terms of any loan, installment method of payment or guarantee (including the interest rate and terms of repayment) will be upon such terms as the Committee specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans, installment payments and guarantees may be granted with or without security or collateral (other than to option holders who are not employees, in which event the loan must be adequately secured by collateral other than the purchased Stock). However, the maximum credit available to the option holder may not exceed the exercise or purchase price of the acquired shares of Stock plus any Federal and State income and employment tax liability incurred by the option holder in connection with the acquisition of such shares of Stock.

               (b) The Committee may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Committee may deem appropriate.

        14.    REGULATORY APPROVALS.

               (a) The obligation of the Company with respect to Stock issued under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies or stock exchanges as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Stock under the Plan until such time as any legal requirements or regulations have been met relating to the issuance of Stock, to their registration or qualification under the Securities Exchange Act of 1934, if applicable, or any applicable state securities laws, or to their listing on any stock exchange at which time such listing may be applicable.

        15.    NO EMPLOYMENT/SERVICE RIGHTS.

               (a) Neither the action of the Company in establishing this Plan, nor any action taken by the Board or the Committee hereunder, nor any provision of this Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent, subsidiary or affiliated corporation) for any period of specific duration, and the Company (or any parent, subsidiary or affiliated corporation retaining the services of such individual) may terminate or change the terms of such individual's employment or service at any time and for any reason, with or without cause.

        16.    MARKET STANDOFF

               (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, a person shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Option granted under the Plan without prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors with respect to their shares; provided, however, that in no event shall such period exceed 180 days. Holders of shares issued pursuant to an Option granted under the Plan shall be subject to the market standoff provisions of this paragraph only if the officers and directors of the Company are also subject to similar arrangements.

               (b) In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 16, to the same extent the purchased shares are at such time covered by such provisions.

               (c) In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

        17.    MISCELLANEOUS PROVISIONS.

               (a) The provisions of this Plan shall be governed by the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, without regard to its rules concerning conflicts of law.

               (b) The provisions of this Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the option holders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

               (c) The option holders shall have no divided rights, voting rights or any other rights as a shareholder with respect to any options under the Plan prior to the issuance of a stock certificate for such Stock.

               (d) With respect to grants to non-U.S. residents, options may be granted hereunder which may vary from the terms of the Plan but which are consistent with the terms hereof to the extent necessary or appropriate to comply with foreign laws including but not limited to tax laws.

                       APPENDIX A FOR CALIFORNIA RESIDENTS

               This Appendix to the Interscience Computer Corporation Stock Option Plan (the "Plan") shall have application only to Participants who are residents of the State of California. Capitalized terms contained herein shall have the same meaning given to them in the Plan, unless otherwise provided in this Appendix. NOTWITHSTANDING ANY PROVISION CONTAINED IN THE PLAN TO THE CONTRARY AND TO THE EXTENT REQUIRED BY APPLICABLE LAW, THE FOLLOWING TERMS AND CONDITIONS SHALL APPLY TO ALL OPTIONS GRANTED TO RESIDENTS OF THE STATE OF CALIFORNIA, UNTIL SUCH TIME AS THE COMMON STOCK BECOMES A "LISTED SECURITY" UNDER THE SECURITIES ACT:

        1. Nonqualified Stock Options shall have an exercise price that is not less than 85% of the Fair Market Value of the stock at the time the Option is granted, as determined by the Board, except that the exercise price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations.

        2. Options shall have a term of not more than ten years from the date the Option is granted.

        3. Options shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Committee, in its discretion, may permit distribution of an Option to an inter vivos or testamentary trust in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in Rule 16a-1(e) of the Exchange Act.

        4. Options shall become exercisable at the rate of at least 20% per year over five years from the date of the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to officers, directors or consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or any of its affiliates.

        5. Unless employment is terminated for Cause, the right to exercise an Option in the event of termination of employment, to the extent that the Participant is otherwise entitled to exercise an Option on the date employment terminates, shall be:

               a. at least six months from the date of termination of employment if termination was caused by death or disability;

               b. at least 30 days from the date of termination if termination of employment was caused by other than death or disability; and

               c. but in no event later than the remaining term of the Option.

        6. No Option may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the shareholders.

        7. Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within 12 months before or after the Plan. Such shares shall not be counted in determining whether such approval is obtained.

        8. The Company shall provide annual financial statements of the Company to each California resident holding an outstanding Option under the Plan. Such financial statements need not be audited and need not be issued to key employees whose duties at the Company assure them access to equivalent information.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated March __, 2000 and an Annual Report to Shareholders.


Dated:                   , 2000
        -----------------




-----------------------------------          -----------------------------------
PRINT NAME OF SHAREHOLDER                    PRINT NAME OF SHAREHOLDER




-----------------------------------          -----------------------------------
PRINT NAME OF SHAREHOLDER                    PRINT NAME OF SHAREHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE THOSE PERSONS NAMED IN THIS PROXY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2000 ANNUAL MEETING.
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY

                        INTERSCIENCE COMPUTER CORPORATION
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 11, 2000
--------------------------------------------------------------------------------


        The undersigned hereby appoints Walter Kornbluh and Stephen Crosson with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the principal executive offices of the Company, located at 600 Hampshire Road, Suite 105, Westlake Village, California, on Tuesday, April 11, 2000 at 10:00 a.m. P.S.T. as follows:


                                                         VOTE FOR                  WITHHELD
                                                         --------                  --------

1.      The election of directors of all nominees
        listed below (except as marked to the
        contrary below.)
                                                            [ ]                       [ ]
        Kyo Paul Jhin                                       [ ]                       [ ]
        Robert Pearson                                      [ ]                       [ ]
        Walter Kornbluh                                     [ ]                       [ ]
        Norman Baker                                        [ ]                       [ ]
        Steven Spector

                                                         VOTE FOR     AGAINST       ABSTAIN
                                                         --------     -------       -------

2.      The approval of the amendment of the Articles       [ ]         [ ]           [ ]
        of Incorporation, as amended, to change the
        name of the Company to "Camino Soft Corp."

                                                         VOTE FOR     AGAINST       ABSTAIN
                                                         --------     -------       -------

3.      The approval of the amendment of the Articles       [ ]         [ ]           [ ]
        of Incorporation, as amended, to increase the
        number of authorized shares of common stock
        from 10,000,000 to 100,000,000.

                                                         VOTE FOR     AGAINST       ABSTAIN
                                                         --------     -------       -------

4.      The approval of the adoption of the Company's       [ ]         [ ]           [ ]
        2000 Stock Option Plan.


The Board of Directors recommends a vote "FOR" each of the listed propositions.